Exhibit 99.5

               NINTH AMENDMENT AND WAIVER TO THE CREDIT AGREEMENT

      NINTH AMENDMENT AND WAIVER TO THE CREDIT AGREEMENT (the "Ninth Amendment"), dated as of April 8, 2003, among TRENWICK AMERICA CORPORATION, a Delaware corporation (the "Borrower"), Trenwick Holdings LIMITED., a company organized under the laws of the United Kingdom and TRENWICK UK HOLDINGS LIMITED, a company organized under the laws of the United Kingdom (collectively, the "Account Party"), the lending institutions from time to time party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank), as Syndication Agent (the "Syndication Agent"), Fleet National Bank, as Documentation Agent (the "Documentation Agent"), and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                              W I T N E S S E T H :

      WHEREAS, the Borrower, the Account Party, the Banks, the Syndication Agent, the Documentation Agent and the Administrative Agent are party to a Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

      WHEREAS, Trenwick Group Ltd., a company organized under the laws of Bermuda ("Holdings") and the Administrative Agent entered into a Holdings Guaranty, dated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Holdings Guaranty") in order to induce the Banks to make Loans to the Borrower and issue Letters of Credit for the account of the Account Party and Guaranteed Creditors (and Lending Affiliates thereof) to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower and/or the Account Party; and

      WHEREAS, subject to the terms and conditions set forth below, the Banks hereto wish to grant certain amendments to the Credit Agreement as provided herein;

      NOW, THEREFORE, it is agreed;

A.    Waivers

      1. The Banks hereby waive any Default or Event of Default that may arise under the Credit Agreement solely as the result of the failure by Holdings to deliver an unqualified opinion

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from its accountants as to the status of Holdings and its Subsidiaries as a going concern with respect to the annual financial statements of Holdings and its Subsidiaries for the fiscal year ending December 31, 2002 as required pursuant to Section 3.01(a) of the Holdings Guaranty.

      2. The Banks hereby waive any Default or Event of Default that may arise under the Credit Agreement solely as a result of Holdings' failure to provide to the Banks the regulatory financial statements, opinions and other documents (collectively, the "Regulatory Financial Documents") of LaSalle Re required pursuant to Section 3.01(a)(ii) of the Credit Agreement within 90 days after the close of the fiscal year of Holdings ending December 31, 2002, so long as the Regulatory Financial Documents are delivered to the Banks no later than April 30, 2003.

      3. The Banks hereby waive any Default or Event of Default that may arise under the Credit Agreement solely as a result of the Borrower's failure to provide to the Banks the monthly financial statements and other documents (collectively, the "Monthly Financial Documents") required pursuant to Section 3.01(m) of the Credit Agreement within 30 days after the close of the fiscal month of Holdings ending February 28, 2003, for the period from, and including, March 30, 2003 to, and including, the Ninth Amendment Effective Date..

      4. The Banks hereby waive any Default or Event of Default that may arise under the Credit Agreement solely as a result of the failure by Holdings to comply with Section 3.22 of the Holdings Guaranty for the period from, and including, April 1, 2003 to, and including, the Ninth Amendment Effective Date.

      5. The Banks hereby waive any Default or Event of Default that may arise under the Credit Agreement solely as a result of the failure by Holdings to comply with Section 4.16 of the Holdings Guaranty for the period from, and including April 2, 2003 to, and including, the Ninth Amendment Effective Date.

      6. The Banks hereby waive any Default or Event of Default that may arise under the Credit Agreement solely as a result of the failure of the Account Party to pay the Letter of Credit Fees due and payable on March 31, 2003 under
Section 3.01(c) of the Credit Agreement for the period from, and including March 31, 2003 to, and including, the Ninth Amendment Effective Date.

B.    Amendments

      1. Schedule I to the Credit Agreement is hereby amended by deleting the date "April 1, 2003" appearing in the definition of "Consolidated Tangible Net Worth" and inserting the date "August 1, 2003" in lieu thereof.


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      2. The definition of "Credit Documents" appearing in Schedule I to the
Credit Agreement is hereby amended by inserting the text "and each Additional Guaranty" at the end thereof.

      3. The definition of "Credit Party" appearing in Schedule I to the Credit Agreement is hereby amended to read in its entirety as follows:

            "Credit Party" shall mean each U.S. Credit Party and each Foreign Credit Party.

      4. The definition of "Foreign Credit Party" appearing in Schedule I to the Credit Agreement is hereby amended to read in its entirety as follows:

            "Foreign Credit Party" shall mean Holdings, the Account Party and each Foreign Subsidiary of Holdings which is party to a Subsidiary Guaranty.

      5. The definition of "Subsidiary Guaranty" appearing in Schedule I to the Credit Agreement is hereby amended by (i) deleting the word "and" immediately following the text "U.S. Subsidiary Guaranty" and inserting a comma in lieu thereof and (ii) and inserting the text "and each Additional Guaranty" immediately preceding the period at the end of said definition.

      6. The definition of "U.S. Credit Party" appearing in Schedule I to the Credit Agreement is hereby amended to read in its entirety as follows:

            "U.S. Credit Party" shall mean the Borrower and each Subsidiary of Holdings which is organized under the laws of the United States or any State or territory thereof and is party to a Subsidiary Guaranty.

      7. Section I of the Credit Agreement is hereby further amended by inserting the following new defined term in the appropriate alphabetical order:

            "Additional Guaranties" shall have the meaning provided in Section 3.17(c) of the Holdings Guaranty.

C.    Miscellaneous Provisions

      1. In order to induce the Banks to enter into this Ninth Amendment, each of the Borrower and each Account Party hereby represent and warrant on behalf of themselves and their respective Subsidiaries that (i) the representations and warranties of Holdings contained in Section 2 of the Holdings Guaranty are true and correct in all material respects on and as of the Ninth Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Ninth Amendment Effective Date after giving effect to this Ninth Amendment.

      2. This Ninth Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.


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      3. THIS NINTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      4. This Ninth Amendment shall become effective on the date (the "Ninth Amendment Effective Date") when each of the following conditions have been satisfied:

            (i) the Borrower, each Account Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent;

            (ii) the Account Party shall have paid to the Administrative Agent for distribution to each Lender the Letter of Credit Fees due and payable on March 31, 2003 pursuant to Section 3.01(c) of the Credit Agreement; and

            (iii) Holdings and the Required Banks have consented to the Tenth Amendment and Consent to the Holdings Guaranty, dated as of April 8, 2003;

provided that to the extent that the Second Supplemental Indenture, dated April 1, 2003, among the Borrower and the parties thereto, which shall be on the same terms and conditions as the Draft Indenture (the "Second Supplemental Indenture"), is not in full force and effect within one business day after the effectiveness of this Ninth Amendment, this Ninth Amendment shall be rescinded and shall be null and void with none of the consents, waivers or amendments contained herein to have any effect whatsoever and with the Banks having the same rights and remedies in connection with the Credit Documents as if this Ninth Amendment was never effective.

      5. From and after the Ninth Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents shall be deemed to be referenced to the Credit Agreement as modified hereby.

      6. Holdings, the Borrower and each Account Party acknowledge and agree that the execution and delivery by the Administrative Agent and the Banks of this Ninth Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Administrative Agent or the Banks to forebear or execute similar waivers, amendments or agreements under the same or similar circumstances in the future, or (ii) to modify, relinquish or impair any right of the Administrative Agent or the Banks to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Ninth Amendment.

      7. EACH CREDIT PARTY, ON BEHALF OF ITSELF, AND ALL PERSONS AND ENTITIES CLAIMING BY, THROUGH, OR UNDER ANY ONE OR MORE OF THEM, HEREBY JOINTLY AND SEVERALLY RELEASES, WAIVES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT, EACH BANK, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, ATTORNEYS, AGENTS, AFFILIATES, REPRESENTATIVES AND SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASEES"), OF, FROM, AND WITH RESPECT TO ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTIONS, SUITS, DISPUTES, CLAIMS AND DEFENSES, COUNTERCLAIMS AND/OR LIABILITIES, CROSS CLAIMS, AND DEFENSES, THAT


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ARE KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, PAST OR PRESENT, ASSERTED OR
UNASSERTED, CONTINGENT OR LIQUIDATED, WHETHER OR NOT WELL FOUNDED IN FACT OR LAW, WHETHER IN CONTRACT, IN TORT OR OTHERWISE, AT LAW OR IN EQUITY, BASED UPON, RELATING TO OR ARISING OUT OF ANY AND ALL TRANSACTIONS, RELATIONSHIPS OR DEALINGS WITH, OR LOANS MADE OR LETTERS OF CREDIT ISSUED TO THE BORROWER, THE ACCOUNT PARTY OR THE OTHER GUARANTORS PURSUANT TO THE CREDIT DOCUMENTS PRIOR TO THE DATE HEREOF WHICH THE BORORWER, THE ACCOUNT PARTY OR THE OTHER GUARANTORS HAD, NOW HAVE OR MAY CLAIM TO HAVE AGAINST THE ADMINISTRATIVE AGENT, THE BANK OR ANY OTHER RELEASEE.

      8. The respective rights, powers and remedies of the Administrative Agent and the Banks in the Credit Agreement and in the other Credit Documents are cumulative and not exclusive of any right, power or remedy provided in the Credit Documents, by law or equity and no failure or delay on the part of the Administrative Agent or the Banks in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Other than as set forth in this Ninth Amendment, nothing contained in this Ninth Amendment or in any prior communications between or among the Credit Parties, the Administrative Agent and the Banks shall constitute a waiver or modification of any rights or remedies that the Administrative Agents or the Banks may have under the Credit Documents and applicable law. The Administrative Agent and the Banks expressly reserve and preserve all of their rights and remedies available to them under the Credit Documents, applicable law or otherwise.

                              *       *      *


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      IN WITNESS WHEREOF, the undersigned have caused this Ninth Amendment to be duly executed and delivered as of the date first above written.

                                           TRENWICK AMERICA CORPORATION

                                           By: /s/ David M. Finkelstein
                                               ---------------------------------
                                               Name: David M. Finkelstein
                                               Title: Vice President & Treasurer


                                           TRENWICK HOLDINGS LIMITED

                                           By: /s/ Alan L. Hunte
                                               ---------------------------------
                                               Name: Alan L. Hunte
                                               Title: Director


                                           TRENWICK UK HOLDINGS LIMITED

                                           By: /s/ Alan L. Hunte
                                               ---------------------------------
                                               Name: Alan L. Hunte
                                               Title: Director


                                           TRENWICK GROUP LTD.

                                           By: /s/ Alan L. Hunte
                                               ---------------------------------
                                               Name: Alan L. Hunte
                                               Title: Chief Financial Officer

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                                           [NAME OF LENDER]


                                           By:
                                               ---------------------------------
                                                Name:
                                                Title:

   [Signature Page to the Ninth Amendment and Waiver to the Credit Agreement]